                                                                    EXHIBIT 99.5


                               February 12, 2001


Pacific Aerospace & Electronics, Inc.
110 Main Street, Suite 100
Edmonds, WA  98020

Attention:  Ms. Sheryl A. Symonds
            Vice President Administration and General Counsel

     Re:  Amendment of Warrants

Ladies and Gentlemen:

     This letter refers to: (i) the adjustable warrants (each an "Adjustable Warrant" and together the "Adjustable Warrants") issued by Pacific Aerospace & Electronics, Inc. ("PA&E") to Strong River Investments, Inc. and Bay Harbor Investments, Inc. (each an "Investor" and together the "Investors") on July 27, 2000 (the "Closing Date"); and (ii) the vesting warrants (the "Vesting Warrants") issued by PA&E to each of the Investors on the Closing Date. Capitalized terms not defined herein shall be as defined in the Adjustable Warrants.

     Each of the Adjustable Warrants is hereby amended to provide that, in lieu of the provisions therein providing for the vesting and determination of the number of Warrant Shares on the Vesting Dates, each Adjustable Warrant is fully vested as of the date hereof and the total number of Warrant Shares which each Investor may purchase upon exercise in full of its Adjustable Warrant is hereby fixed and agreed to be 2,095,243 shares. Each Investor hereby exercises in full its Adjustable Warrant (as so amended) pursuant to the attached executed Election to Purchase, and encloses herewith its original Adjustable Warrant and a check for $2,095.24 as payment in full for the Warrant Shares. The Company agrees to make delivery of the Warrant Shares to each Investor as provided in the applicable Adjustable Warrant, and upon such delivery the Adjustable Warrants shall expire, and the Vesting Warrants shall expire on the fifth Business Day after the expiration of the Adjustable Warrants.

Pacific Aerospace & Electronics, Inc.
February 12, 2001
Page 2

     This letter sets forth the only amendments being made to the Adjustable Warrants and the Vesting Warrants.


STRONG RIVER INVESTMENTS, INC.                   BAY HARBOR INVESTMENTS, INC.


By: /s/ Kenneth L. Henderson                     By: /s/ Kenneth L. Henderson
   ----------------------------                     ----------------------------
        Kenneth L. Henderson                             Kenneth L. Henderson
        Attorney-in-Fact                                 Attorney-in-Fact


cc:  Ms. Sheryl A. Symonds
       Pacific Aerospace & Electronics, Inc.
     Mr. L. John Stevenson, Jr.
       Stoel Rives LLP
     Mr. Eric L. Cohen
       Robinson Silverman Pearce Aronsohn & Berman LLP


Agreed as of February 15, 2001

PACIFIC AEROSPACE & ELECTRONICS, INC.

By: /s/ Sheryl A. Symonds
    ----------------------
     Sheryl A. Symonds
     V.P. Administration & General Counsel

                              ELECTION TO PURCHASE
                       BY STRONG RIVER INVESTMENTS, INC.


To Pacific Aerospace & Electronics, Inc.

     In accordance with the Adjustable Warrant enclosed with this Election to Purchase, the undersigned hereby irrevocably elects to purchase 2,095,243 shares of common stock ("Common Stock"), $.001 par value per share, of Pacific Aerospace & Electronics, Inc. and encloses herewith $2,095.24 in cash, certified or official bank checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of Strong River Investments, Inc.

                                                  STRONG RIVER INVESTMENTS, INC.

                                                  By: /s/ Kenneth L. Henderson
                                                     ---------------------------
                                                          Kenneth L. Henderson
                                                          Attorney-in-Fact

Date:  February 12, 2001
Name of Investor:  Strong River Investments, Inc.
Address of Investor:  As on file per purchase agreement
                      ---------------------------------

                      ---------------------------------

Investor's Taxpayer Identification Number:  W-8

                             ELECTION TO PURCHASE
                        BY BAY HARBOR INVESTMENTS, INC.


To Pacific Aerospace & Electronics, Inc.

     In accordance with the Adjustable Warrant enclosed with this Election to Purchase, the undersigned hereby irrevocably elects to purchase 2,095,243 shares of common stock ("Common Stock"), $.001 par value per share, of Pacific Aerospace & Electronics, Inc. and encloses herewith $2,095.24 in cash, certified or official bank checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of Bay Harbor Investments, Inc.

                                                 BAY HARBOR INVESTMENTS, INC.

                                                 By: /s/ Kenneth L. Henderson
                                                    ----------------------------
                                                         Kenneth L. Henderson
                                                         Attorney-in-Fact

Date:  February 12, 2001
Name of Investor:  Strong River Investments, Inc.
Address of Investor:  On file
                      -----------------------------

                      -----------------------------

Investor's Taxpayer Identification Number:  W-8